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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                      _____

                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         April 20, 2004 (April 20, 2004)


                               JAKKS PACIFIC, INC.
             (Exact Name of registrant as specified in its charter)



           Delaware                       0-28104                95-4527222
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)



22619 Pacific Coast Highway                                        90265
    Malibu, California                                           (Zip Code)
   (Address of principal
    executive offices)


       Registrant's telephone number, including area code: (310) 456-7799

                               JAKKS PACIFIC, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                 April 20, 2004


                                ITEMS IN FORM 8-K
                                -----------------

                                                                          Page
                                                                          ----

Facing Page                                                               1

Item 5.             Other Events and Regulation FD Disclosure             3

Item 7.             Financial Statements and Exhibits                     3

Signatures                                                                4

Exhibit Index                                                             5

Item 5.  Other Events and Regulation FD Disclosure.

          On April 20, 2004, the Company issued a press release announcing its proposed asset acquisition of Play Along, Inc. A copy of such release is annexed as an exhibit and is incorporated by reference hereto in its entirety.


Item 7.  Financial Statements and Exhibits.

(c)                   Exhibits


         Exhibit
         Number             Description
         ------             -----------

         99.1*              April 20, 2004 Press Release


         -----------------------------
         *   Filed herewith

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  April 20, 2004      JAKKS PACIFIC, INC.


                                     By:  /s/ Jack Friedman
                                        ----------------------------------------
                                            Jack Friedman
                                            Chairman and Chief Executive Officer

                                  Exhibit Index


         Exhibit
         Number             Description

         99.1*              April 20, 2004 Press Release


         -----------------------------
         *   Filed herewith